United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 7, 2017

Date of Report

Gulf & Orient Steamship Company, Ltd.

(Exact name of Registrant as specified in its Charter)

Colorado	000-52036	84-1344320
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

601 South State Street

Salt Lake City, Utah 84101

 (Address of Principal Executive Offices)

(801) 550-5800

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

JUMPSTART OUR BUSINESS STARTUPS ACT DISCLOSURE

We qualify as an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act of 1933 (the “Securities Act”), as amended by the Jumpstart Our Business Startups Act (the “JOBS Act”). An issuer qualifies as an “emerging growth company” if it has total annual gross revenues of less than $1.0 billion during its most recently completed fiscal year, and will continue to be deemed an emerging growth company until the earliest of:

•	the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1.0 billion or more;

•	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

•	the date on which the issuer has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the date on which the issuer is deemed to be a “large accelerated filer,” as defined in Section 240.12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”).

As an emerging growth company, we are exempt from various reporting requirements. Specifically, we are exempt from the following provisions:

•	Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires evaluations and reporting related to an issuer’s internal controls;

•	Section 14A(a) of the Exchange Act, which requires an issuer to seek shareholder approval of the compensation of its executives not less frequently than once every three (3) years; and

•

Section 14A(b) of the Exchange Act, which requires an issuer to seek shareholder approval of its so-called “golden parachute” compensation, or compensation upon termination of an employee’s employment.

Under the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards that have different effective dates for public and private companies until such time as those standards apply to private companies. We have elected to use the extended transition period for complying with these new or revised accounting standards. Since we will not be required to comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for other public companies, our financial statements may not be comparable to the financial statements of companies that comply with public company effective dates. If we were to elect to comply with these public company effective dates, such election would be irrevocable pursuant to Section 107 of the JOBS Act.

FORWARD LOOKING STATEMENTS

There are “forward-looking statements” in this Current Report that are not historical facts. These forward-looking statements can be identified by the use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire Current Report carefully, along with any Exhibits filed herewith.  Although management believes that the assumptions underlying the forward-looking statements included in this Current Report are reasonable, they do not guarantee our future performance, and actual results or expectations could differ from those contemplated by these forward-looking statements. We are currently a “shell company” as defined in Section 12b-2 of the Exchange Act.  The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report will in fact transpire. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

NAME REFERENCES

In this Current Report, references to “Gulf & Orient,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Gulf & Orient Steamship Company, Ltd.,” the Registrant, which is a Colorado corporation.

Item 1.01 Entry into Material Definitive Agreement.

On November 7, 2017, Gulf & Orient Steamship Company, Ltd., a Colorado corporation (“Gulf & Orient”), its newly formed wholly-owned subsidiary, Gulf Acquisition, Inc., a Utah corporation (“Merger Subsidiary”), and its President and principal shareholder, Michael Vardakis (“Mr. Vardakis”), on the one hand; and US 3D Printing, Inc., a Utah corporation (“US 3D”), and its President and Vice President and principal shareholders, respectively, who own in excess of a majority of the outstanding voting securities of US 3D Printing, Inc., a Utah corporation (“US 3D”), Mark L. Meriwether (“Mr. M. Meriwether”), and his son, Brandon T. Meriwether (“Mr. B. Meriwether”), (each a “Party” and collectively the “Parties”), executed and delivered to each other Party an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides for the Merger Subsidiary to be merged with and into US 3D, with US 3D being the surviving company and becoming wholly-owned subsidiary of Gulf & Orient on the closing of the merger (respectively, the “Closing” and the “Merger”).  If there is a Closing of the Merger Agreement, we will issue 9,633,000 shares of our common stock comprised of “restricted securities” as defined in Securities and Exchange Commission (the “SEC”) Rule 144 promulgated under the Securities Act, in exchange for all of the outstanding shares of common stock of US 3D.  Post-Merger, there would be approximately 12,072,642 outstanding shares of our common stock, taking into account the following conditions precedent to the Closing of the Merger: (i) the private sale of not less than 150,000 shares of our common stock to raise $50,000 to pay certain outstanding liabilities we currently owe (the “Minimum Offering” [a “Maximum Offering” of 3,000,000 shares is contemplated]); (ii) the cancellation of 616,975 shares of our common stock by a non-director or officer “affiliate”; (iii) the issuance of 1,187,525 shares of our common stock to certain persons for past services rendered to or for our benefit; (iv) the contribution to capital and compromise of approximately $241,015.30 in other liabilities owed by us; and (v) the execution and delivery of a promissory note by us covering certain other liabilities, which will be due and payable in six (6) months of the Closing of the Merger.  Schedule 6.10 of the Merger Agreement outlines the referenced liabilities required to be paid, contributed or subject to payment under a promissory note at the Closing; and Schedule 6.11 of the Merger Agreement outlines the referenced share issuances and cancellations, including the Minimum Offering of the common stock to be privately sold.  The foregoing description of the Merger Agreement is only a summary and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference.  See Item 9.01.  Schedules 6.10 and 6.11 are pages 28 and 29, respectively, of the Merger Agreement.

If there is a Closing of the Merger Agreement, of which there can be no assurance, our shareholders are anticipated to own 2,439,642 of the post-Merger shares of our common stock or approximately 20.2% of the outstanding voting securities of the Company; and the US 3D shareholders are anticipated to own 9,633,000 of these shares or approximately 79.8% of the outstanding voting securities of the Company.  All of the shareholders of US 3D (four [4] persons), along with three (3) additional persons named in Schedule 6.11 and who are current shareholders of the Company, will be required to execute and deliver a Lock-Up/Leak-Out Agreement, which is currently being negotiated by the Parties.

The Parties have until December 15, 2017, to complete the Merger Agreement (the “Termination Date”), and may terminate the Merger Agreement if the conditions precedent to the Closing have not been satisfied on or before such date.  Further, the Company may terminate the Merger Agreement if the conditions provided in Article 5 thereof have not been satisfied by the Termination Date; and similarly, US 3D may terminate the Merger Agreement if the conditions provided in Article 5 thereof have not been satisfied by the Termination Date.

Nothing contained herein should in any way be construed to be an offer or sale of any securities of the Company.

US 3D is a start-up company recently formed in the State of Utah on June 26, 2017, to engage in the development of 3D printing machines, 3D printing software applications and 3D printing thermoplastic resin materials, among other related 3D printing technology and endeavors.

Gulf & Orient is a shell company, with a limited public float of approximately 190,000 shares.  There has been no active market in the shares of common stock of the Company for many years.

Item 9.01 Financial Statements and Exhibits.

(a)

Exhibits.

Exhibit No.

Exhibit Description

2.1

Agreement and Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF & ORIENT STEAMSHIP COMPANY, LTD.

Date:	November 8, 2017	By:	/s/ Michael Vardakis
Michael Vardakis
President and Director

4